Summary Prospectus April 30, 2026	SHARE CLASS & TICKER	Class I CDOFX

Crawford Small Cap Dividend Fund Summary Prospectus April 30, 2026

Before You Invest

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including its statement of additional information (SAI) and most recent reports to shareholders, online at https://www.crawfordinvestmentfunds.com or https://funddocs.filepoint.com/crawford. You can also get this information at no cost by calling (800) 431-1716 or by sending an e-mail request to fulfillment@ultimusfundsolutions.com. This Summary Prospectus incorporates by reference the Fund’s entire prospectus and SAI, each dated April 30, 2026.

Investment Objective

The investment objective of the Crawford Small Cap Dividend Fund (the “Fund”) is to provide attractive long-term total return with below market risk as measured by standard deviation in comparison with the Russell 2000® Index. Total return is comprised of both capital appreciation and income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Class I
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.99%
Other Expenses	0.14%
Acquired Fund Fees and Expenses[1]	0.00%
Total Annual Fund Operating Expenses	1.13%
Fee Waiver/Expense Reimbursement[2]	(0.14)%
Total Annual Fund Operating Expenses
(After Fee Waiver/Expense Reimbursement)	0.99%

1	Acquired Fund Fees and Expenses (“AFFE”) are the indirect costs of investing in other investment companies. AFFE in the table above round to less than 0.005%.

2	The Fund’s adviser, Crawford Investment Counsel, Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses in order to limit total annual Fund operating expenses to 0.99% of the average daily net assets of the Fund through April 30, 2027 (excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule

12b-1 under the Investment Company Act of 1940, as amended; any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board of Trustees (the “Board”); expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business). This expense cap may not be terminated prior to this date except by the Board upon sixty days’ written notice to the Adviser. Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Only the 1 year number shown below reflects the Adviser’s agreement to waive its management fee and/or reimburse Fund expenses. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$101	$345	$609	$1,362

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the Expense Example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 28% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in common stocks of small capitalization companies that demonstrate a consistent pattern of earnings and dividend growth. The Adviser manages the Fund by investing primarily in companies with market capitalizations of $5 billion or less at the time of purchase. The Adviser believes investing long- term in companies with sound management, strong balance sheets, and the ability to produce consistent

CRAWFORD SMALL CAP DIVIDEND FUND ● 600 GALLERIA PARKWAY, SE ● SUITE 1650 ● ATLANTA, GA 30339

Summary Prospectus April 30, 2026

earnings and dividends is a low risk means of building wealth. The Adviser utilizes a bottom-up, value-oriented approach to stock selection, focusing on company fundamentals, in an effort to identify stocks of companies where the market prices do not reflect their true values. The Adviser’s equity investment team works together to identify appropriate stocks. The Fund’s portfolio managers are responsible for selecting stocks for the Fund’s portfolio and implementing its investment strategy.

The Adviser’s goal is to identify high quality, small capitalization companies that have strong balance sheets and predictable earnings that are undervalued and have above-average total return potential. Traditional fundamental analysis is conducted, collectively and individually, on existing holdings as well as potential buy candidates. After the fundamental analysis has been completed, the Adviser selects a portfolio of companies that the Adviser believes are undervalued and present an attractive trade-off between risk and return. The Adviser seeks to buy high quality securities at attractive valuations and to identify a catalyst that is expected to produce attractive returns.

The Adviser believes that, by focusing on small capitalization companies with consistently increasing earnings and stable-to-rising dividends from one year to the next, the Fund’s portfolio companies will tend to be less volatile than the Russell 2000® Index (the “Index”). The Adviser also believes that the consistency and stability of the Fund’s portfolio companies cause the companies to have less earnings variability than other companies, which also leads to less stock price volatility than companies of similar size, because investors can be more confident in the expected results from these companies.

The Fund may invest its assets in securities of U.S. companies and foreign companies. The Fund will not invest more than 5% of its assets in any one issuer. Certain economic sectors may be overweighted compared to others because the Adviser seeks the best investment opportunities regardless of sector. The Fund will not invest more than 25% of its net assets in any one economic sector included in the Index or two times the weighting of that sector in the Index, whichever is greater. The Adviser generally purchases securities only for the long-term.

Under normal circumstances, the Fund will invest at least 80% of its assets in securities of small cap companies that pay or are expected to pay regular dividends. The Adviser considers small cap companies to be companies that, at the time of investment, have market capitalizations within the range of market capitalization of the companies appearing in the Index. As of December 31, 2025, the market capitalization of the companies appearing in the Index ranged from approximately $5 million to $31.4 billion. The Fund may invest its assets in securities of U.S. companies and foreign companies, directly or indirectly through American Depositary Receipts (“ADRs”) or other types of depositary receipts.

The Fund may sell a security when the Adviser believes that the company’s fundamentals have deteriorated, if the company decreases its dividends, or if the stock has become overvalued in the opinion of the Adviser. The Fund also may sell a security when the Adviser believes that a better investment opportunity is present.

Principal Risks

All investments involve risks, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not insured or guaranteed by any government agency. As with any mutual fund investment, the Fund’s returns and share price will fluctuate, and you may lose money by investing in the Fund. Below are some of the specific risks of investing in the Fund.

●	Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, tariffs and trade wars, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions, you could lose your entire investment.

●	Value Investing Risk. Investing in “value” stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values.

●	Dividend Risk. Changes to the dividend policies of companies in which the Fund invests and the capital resources available for dividend payment at such companies may harm Fund performance. The Fund may also be harmed by changes to the favorable federal income tax treatment generally afforded to dividends.

●	Small Cap Risk. Securities of companies with small market capitalizations are often more volatile and less liquid than investments in larger companies. Small cap companies may face a greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

●	Equity Securities Risk. The net asset value (“NAV”) of the Fund will fluctuate based on changes in the value of the equity securities held by the Fund. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.
CRAWFORD SMALL CAP DIVIDEND FUND ● 600 GALLERIA PARKWAY, SE ● SUITE 1650 ● ATLANTA, GA 30339

Summary Prospectus April 30, 2026

●	Active Management Risk. Because the Fund is actively managed, it may underperform its benchmark or other funds with similar investment strategies. The Adviser’s value-oriented approach may fail to produce the intended results.

●	Foreign Securities Risk. Investing in foreign securities may involve risks not associated with U.S. investments, including settlement risks, currency fluctuation, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions, and settlement and custody risks.

○	Depositary Receipt Risk. ADRs and Global Depositary Receipts (“GDRs”) are receipts, issued by depository banks in the U.S. or elsewhere, for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. ADRs and GDRs may be sponsored or unsponsored. In addition to the risks of investing in foreign securities, there is no guarantee that an ADR or GDR issuer will continue to offer a particular ADR or GDR. As a result, the Fund may have difficulty selling the ADRs and GDRs, or selling them quickly and efficiently at the prices at which they have been valued. The issuers of unsponsored ADRs and GDRs are not obligated to disclose information that is considered material in the U.S. and voting rights with respect to the deposited securities are not passed through. ADRs or GDRs may not track the prices of the underlying foreign securities on which they are based, and their values may change materially at times when U.S. markets are not open for trading. Certain ADRs and GDRs are not listed on an exchange and therefore may be illiquid.

○	Currency Risk. Foreign investments also may be riskier than U.S. investments because of fluctuations in currency exchange rates. Exchange rate fluctuations may reduce or eliminate gains or create losses. The Adviser does not hedge against currency movements in the various markets in which foreign issuers are located, so the values of the Fund’s foreign securities are subject to the risk of adverse changes in currency exchange rates.

●	Sector Concentration Risk. The Fund may focus its investments in securities of a particular sector. Economic, legislative or regulatory developments may occur that significantly affect the sector. This may cause the Fund’s NAV to fluctuate more than that of a fund that does not focus in a particular sector.

●	Issuer Cybersecurity Risk. Issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, exchange and other financial market participants such as banks, brokers, dealers and other financial institutions may experience cybersecurity breaches. These breaches may result in harmful disruptions to operations and may negatively impact the financial condition of an issuer or market participant. The Fund and its shareholders could be negatively impacted as a result.

Performance

The bar chart below shows how the Fund’s investment results have varied from year to year as represented by the performance of Class I shares. The table shows how the Fund’s average annual total returns compare over time to those of a broad-based securities market index and a supplemental index. This information provides some indication of the risks of investing in the Fund. Past performance of the Fund is not necessarily an indication of how it will perform in the future.

Annual Total Return (years ended December 31st)

The Best/Worst quarterly results during this time period were:

Best Quarter:	4th Quarter, 2020, 23.83%
Worst Quarter:	1st Quarter, 2020, (29.32)%
CRAWFORD SMALL CAP DIVIDEND FUND ● 600 GALLERIA PARKWAY, SE ● SUITE 1650 ● ATLANTA, GA 30339

Summary Prospectus April 30, 2026

Average Annual Total Returns (for periods ended December 31, 2025)

Class I	One Year	Five Years	Ten Years
Return Before Taxes	0.45%	5.92%	8.39%
Return After Taxes on Distributions	(0.37)%	4.94%	7.27%
Return After Taxes on Distributions and Sale of Fund Shares	0.85%	4.56%	6.60%
Russell 3000® Index[1] (reflects no deduction for fees, expenses, or taxes)	17.15%	13.15%	14.29%
Russell 2000® Index[2] (reflects no deduction for fees, expenses, or taxes)	12.81%	6.09%	9.62%

[1]	The Russell 3000® Index measures the performance of the largest 3,000 US companies designed to represent approximately 98% of the investable US equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are included. Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in an index; however, an individual may invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

[2]	The Russell 2000® Index is a small-cap U.S. stock market index that makes up the smallest 2,000 stocks in the Russell 3000® Index. It is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than are found in the Fund’s portfolio. Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in an index; however, an individual may invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). The index returns presented above assume reinvestment of all distributions and exclude the effect of taxes and fees (if taxes and fees were deducted, the actual returns of the indices would be lower).

Current performance of the Fund may be lower or higher than the performance quoted above. Performance data current to the most recent month end may be obtained by calling (800) 431-1716, a toll-free number, or data current to the most recent quarter end may be accessed on the Fund’s website at www.crawfordinvestmentfunds.com.

Portfolio Management

Investment Adviser

Crawford Investment Counsel, Inc.

Portfolio Managers

●	John H. Crawford, IV, CFA – Managing Director of Equity Investments and Portfolio Manager of the Fund since its inception in September 2012.

●	Boris Kuzmin, CFA – Senior Research Analyst, Portfolio Manager of the Small Cap Strategy and Portfolio Manager of the Fund since May 2018.

Purchase and Sale of Fund Shares

Minimum Initial Investment

Class I – $2,500 for all account types

There is no minimum amount for subsequent investments.

To Place Buy or Sell Orders

By Mail:	Crawford Small Cap Dividend Fund
c/o: Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

Overnight Mail:
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246-0707

By Phone:	(800) 431-1716

You may sell or redeem shares directly through the Fund or through your dealer or financial adviser. Please contact your financial intermediary directly to find out if additional requirements apply.

Tax Information

The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan, IRA or 529 college savings plan. Tax-deferred arrangements may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

CRAWFORD SMALL CAP DIVIDEND FUND ● 600 GALLERIA PARKWAY, SE ● SUITE 1650 ● ATLANTA, GA 30339
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